UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

2187 Atlantic Street

Stamford, CT 06902

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common Stock, $0.001 par value	III	The Nasdaq Stock Market LLC

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 24, 2025, Information Services Group, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 48,255,149 shares of the Company’s common stock outstanding and entitled to vote, 43,666,054 shares were represented at the Annual Meeting in person or by proxy, or an approximately 90.48% quorum. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

Proposal 1: Election of Directors. The stockholders elected each of Michael P. Connors and Christine Putur as directors to hold office until the 2028 Annual Meeting of Stockholders and until their successors have been elected and have qualified to hold such office. The results of the election for each director were as follows:

Directors	Votes Cast For	Votes Withheld	Broker Non-Votes
Michael P. Connors	34,578,052	2,602,477	6,485,525
Christine Putur	34,325,725	2,854,804	6,485,525

Proposal 2: Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for 2025. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results were as follows:

For	Against	Abstain
41,845,771	1,790,069	30,214

Proposal 3: Non-Binding Advisory Vote on Executive Compensation. The stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as described in the Company’s proxy statement distributed in connection with the Annual Meeting. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
33,467,278	3,684,029	29,222	6,485,525

Proposal 4: Amendment to Amended and Restated 2007 Equity and Incentive Award Plan. The stockholders approved an amendment to the Company’s Amended and Restated 2007 Equity and Incentive Award Plan, as further amended, primarily to increase the number of shares of common stock available for issuance under such plan by 4,400,000 shares. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
34,120,381	3,042,807	17,341	6,485,525

Proposal 5: Amendment to Amended and Restated 2007 Employee Stock Purchase Plan. The stockholders approved an amendment to the Company’s Amended and Restated 2007 Employee Stock Purchase Plan, as further amended, primarily to increase the number of shares of common stock available for issuance under such plan by 1,200,000 shares. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
35,934,917	1,222,398	23,214	6,485,525

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2025	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer